Prospectus The Advisors’ Inner Circle Fund
March 1, 2023, as supplemented March 21, 2023

Cambiar Aggressive Value ETF

Principal Listing Exchange: NYSE Arca, Inc. (the “Exchange”)
Ticker Symbol: CAMX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Investing With The Courage Of Our Convictions®

Cambiar Aggressive Value ETF

Fund Investment Objective

The Cambiar Aggressive Value ETF (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees, including to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year ended October 31, 2022, the portfolio turnover rate of the Cambiar Aggressive Value Fund (the “Predecessor Fund”), the Fund’s predecessor fund, was 103% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund primarily invests in equity securities of companies located in the United States. The equity securities in which the Fund invests are primarily common stocks and the Fund, while typically focusing on large capitalization U.S. investments, is generally unconstrained by market capitalization or sector. The Fund typically invests in a portfolio of 20-30 issuers that Cambiar Investors, LLC (“Cambiar” or the “Adviser”), the Fund’s investment adviser, believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund’s investment strategy, the Fund is considered to be non-diversified, and may invest a significant portion of its assets in a relatively small number of securities.

The Fund expects to invest a portion of its assets in the equity securities of foreign companies. The Fund may consider a company to be a “foreign company” if: (i) 50% of the company’s assets are located outside of the United States; or (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The Fund may invest in securities of companies in “emerging market” countries and is generally unconstrained by any particular country or region. The Fund may purchase American Depositary Receipts (“ADRs”), rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons.

The Fund’s investments may occasionally include derivative instruments and short positions. Derivative instruments may be used to hedge against the risk of unfavorable price movements in the underlying instruments, to increase long exposure to underlying instruments, to provide short exposure, to manage cash flows or currency exposure, or other purposes. Short positions may be used either to hedge long positions or to seek positive returns in instances where the Adviser believes a security’s price will decline.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a focused portfolio of companies. Companies entering the portfolio generally need to satisfy Cambiar’s criteria on four levels: quality, valuation, value creation/catalyst, and risk-reward criteria:

Quality – Cambiar’s analysts seek companies that are best-of-breed operators within their industries. Eligible businesses for the portfolio are evaluated based on the following characteristics:

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Management – Management teams should have a track record of success that has benefitted not just public shareholders such as the Fund, but a wide range of stakeholders, e.g., employees, customers, suppliers.

●	Consistent margins – Companies with above average and consistent margins suggest a relatively high value-add product or service and defensible market position.

●	Return on invested capital (“ROIC”) – Demonstrates a pattern of value creation and capital discipline.

●	Low leverage – Companies with strong balance sheets do not need to depend on the vagaries of the debt and/or equity markets to sustain their businesses.

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Free cash flow (“FCF”) – We view FCF to be a better measure of economic value creation versus alternative metrics such as earnings before interest, taxes, depreciation, and amortization (“EBITDA”) or earnings per share (“EPS”) because Cambiar believes that FCF is less subject to manipulation.

Valuation – Cambiar evaluates broadly accepted and recognized financial measures in gauging valuation. An underlying premise of the Cambiar philosophy is that certain industries tend to follow certain valuation ranges; the market does not randomly value stocks. Our preference is to invest in companies that are trading at a reasonable valuation relative to their historical trading range. The Cambiar team will use a variety of metrics in gauging valuation; examples include Price/Earnings, Price/Book Value and FCF Yield.

Value Creation/Catalyst – Cambiar’s research process also seeks to identify some form of fundamental positive development(s) that we believe the market is overlooking / underappreciating. Such catalysts may come in varying forms – examples include new product introductions, managerial changes, divestiture of an underperforming division, or simply better financial performance. Valuation, in and of itself, is not a catalyst – there must be some identifiable event that we believe will cause investors to positively reassess the business.

Risk-Reward Criteria – The final criteria is the investment team’s assessment of the issuer’s upside potential: companies entering the portfolio should possess an attractive total return potential that includes both price appreciation and dividends (if applicable) over a forward 1- to 2-year timeframe. While Cambiar may not achieve this return target over the desired timeframe – or at all – the return requirement is intended to channel research efforts toward those situations that appear to offer the most compelling risk/return tradeoffs.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) any applicable position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if the investment thesis remains intact.

To the extent the Fund invests in derivatives, those instruments will primarily be intended to hedge against the risk of unfavorable price movements in the underlying instruments, to increase long exposure to underlying instruments, to provide short exposure, to manage cash flows or currency exposure, or for other purposes.

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate significantly from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response. Portfolio securities may be traded over-the-counter or listed on an exchange.

Market Risk – A number of factors can affect financial markets generally, which in turn, can impact the value of the Fund’s investments. Economic considerations such as GDP growth, inflation, interest rates, monetary and fiscal policy, barriers to capital formation and reinvestment, market instability, and budgetary deficits are key considerations in how overall markets perform. Political factors, including elections and political instability and unrest, foreign or domestic, can affect the extent to which investors choose to participate in financial markets. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseeable ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Value Investing Risk – The Fund pursues a “value” style of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for meeting or exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

ETF Risks – The Fund is an exchange-traded fund (“ETF”) and, as a result of this structure, it is exposed to the following risks:

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Trading Risk – Shares of the Fund may trade on the Exchange above (premium) or below (discount) their net asset value (“NAV”). In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

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Limited Authorized Participants, Market Makers and Liquidity Providers Risk – As the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares. As a result of these and other considerations, Fund shares may trade at a material discount to NAV. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Non-Diversification Risk – The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse corporate, economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Foreign Company Risk – Because the Fund can invest in foreign securities, including American Depositary Receipts (“ADRs”) and securities denominated in foreign currencies, it will be subject to certain risks not typically associated with domestic securities. ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, and are subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your investment in the Fund.

Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the types of regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign companies than is available about domestic companies. Income from foreign securities owned by the Fund are often reduced by a withholding tax at the source, which reduces income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars. The value of the Fund’s assets measured in U.S. dollars can also be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

Derivatives Risk – The Fund’s use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and at the price that the Fund would like, which may result in the Fund accepting a lower price to sell the derivative, selling other assets to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor its financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may not be effective in hedging the intended risk, may not be in place at the appropriate time to hedge the intended risk or may limit any potential gain that may result from the increase in value of the hedged asset. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Short Sales Risk – The Fund may seek to increase returns and reduce risk by using short sales or financial derivatives such as options. Short sales will cause the Fund to lose money if the value of a security sold short rises. When the Fund sells securities “short,” the Fund may be subject to substantially higher risks and greater volatility. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short, albeit at a higher price. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity funds that do not engage in short sales.

Performance Information

Before the Fund commenced operations, the Fund acquired the assets and liabilities of the Predecessor Fund (the “Reorganization”). After being approved by shareholders of the Predecessor Fund, the Reorganization became effective on February 13, 2023. As a result of the Reorganization, shareholders of the Predecessor Fund received shares of the Fund, and the Fund assumed the performance and accounting history of the Predecessor Fund. Accordingly, the performance shown below for periods prior to the Reorganization represents the performance of the Predecessor Fund. The Predecessor Fund had the same investment objective and similar investment policies, guidelines and restrictions as those of the Fund. The principal differences between the Fund’s investment policies, guidelines and restrictions and those of the Predecessor Fund are that (i) the Fund invests in large capitalization domestic securities to a greater extent than the Predecessor Fund invested and (ii) the Fund invests in derivative instruments and short sales to a lesser extent than the Predecessor Fund invested.

The Predecessor Fund’s returns in the bar chart and table reflect the Predecessor Fund’s expenses but have not been adjusted to reflect the Fund’s expenses. If the Predecessor Fund’s performance information had been adjusted to reflect the Fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Fund for that period. Additionally, if the Predecessor Fund had operated as an ETF, its performance may have differed.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Predecessor Fund’s Investor Class Shares’ performance from year to year and by showing how the Predecessor Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of broad measures of market performance. Of course, the Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available at www.cambiar.com or by calling 1-866-777-8227.

During the periods shown in the chart, the Predecessor Fund’s Investor Class Shares’ highest return for a quarter was 22.11% (quarter ended 6/30/2020) and the lowest return for a quarter was (31.93)% (quarter ended 3/31/2020).

Average Annual Total Returns for Periods Ended December 31, 2022

This table compares the Predecessor Fund’s Investor Class Shares’ average annual total returns for the periods ended December 31, 2022 to those of a broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

	1 Year	5 Years	10 Years	Since Inception (08/31/07)
Fund Returns Before Taxes	(12.02)%	2.91%	7.84%	6.49%
Fund Returns After Taxes on Distributions	(12.15)%	2.73%	7.67%	6.14%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(7.01)%	2.23%	6.35%	5.21%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)[1]	(7.54)%	6.67%	10.29%	6.77%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)[1]	(18.14)%	6.14%	8.85%	5.43%

[1]

The Fund’s primary benchmark is the Russell 1000 Value Index, while the Predecessor Fund’s primary benchmark was the MSCI World Index. The Fund’s primary benchmark changed relative to the Predecessor Fund’s primary benchmark because the Adviser believes that the Russell 1000 Value Index better reflects the investment strategy of the Fund.

Investment Adviser

Cambiar Investors, LLC

Fund Management

The Fund is managed by the Adviser’s global investment team. This team includes:

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has managed the Fund since its inception in 2022 and managed the Predecessor Fund since its inception 2007.

Purchasing and Selling Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.cambiar.com/etf/camx/.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains if you are not investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investing with the Fund

Purchase and Sale of Fund Shares

Shares of the Fund are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the ask price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).

In calculating NAV, the Fund generally values its investment portfolio at each constituent investment’s market price. If market prices are not readily available or they are unreliable, such as in the case of a security value that has been materially affected by events occurring after its relevant market closes, securities are valued at fair value. The Board has designated the Adviser as the Fund’s valuation designee to make fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Adviser makes fair value determinations. The Adviser’s determination of a security’s fair value price often involves the consideration of a number of factors, is subjective in nature, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to foreign securities held by the Fund, the Adviser may take factors influencing specific markets or issuers into consideration in determining the fair value of a foreign security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Fund shares. In addition, due to the difference in times between the close of certain international markets and the time as of which the Fund prices its shares, as well as the fact that foreign markets and exchanges may be closed on days when the Fund is open for business, the values assigned to securities may not be the same as the closing, quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Adviser may consider the performance of the securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information.

There may be limited circumstances in which the Adviser would fair value price securities of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume for meaningful trading prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Adviser may use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Adviser may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Adviser, subject to Board oversight.

You may obtain the current NAV of the Fund by calling 1-866-777-8227 or on the Fund’s website at www.cambiar.com/etf/camx/.

Account Policies

Excessive Trading Policies and Procedures

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases by Authorized Participants at any time as described in the SAI. When considering whether such a restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in Fund shares occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In fact, some degree of trading of the Fund’s shares by Authorized Participants and arbitrageurs is beneficial and critical to ensuring that the Fund’s market prices remain at or close to NAV.

Fund Distributions

Normally, the Fund distributes its net investment income and its net capital gains, if any, at least once a year. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company’s book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables if they participate in the dividend reinvestment service.

Tax Information

The following is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. Your investment in the Fund may have other tax implications. More information about taxes is located in the SAI.

You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund intends to elect and to qualify each year for the special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result (if certain relief provisions are not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (Authorized Participants only).

Tax Status of Distributions

●	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

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The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). “Qualified dividend income” generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. Distributions that the Fund receives from an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such underlying fund. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible for treatment as qualified dividend income or entitled to the dividends received deduction.

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Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned its shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income.

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Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.

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In general, Fund distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January but declared by the Fund to shareholders of record in October, November or December of the previous year will be treated as having been received by shareholders on December 31 of the calendar year in which declared, and thus may be taxable to you in the previous year.

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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

●	The Fund (or your broker) will inform you of the amount and character of any distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. Assuming a shareholder holds Fund shares as a capital asset, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss. Any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. The ability to deduct capital losses may be limited.

The cost basis of shares of the Fund acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between: (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange, and (ii) the Authorized Participant’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between: (i) the Authorized Participant’s basis in the Creation Units, and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax advisor with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may pay the redemption price for Creation Units at least partially with cash, rather than the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Foreign Taxes

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the total assets of the Fund at the end of the Fund’s taxable year consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or your broker) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Net Investment Income Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, partnership, trust or estate, (i) the Fund’s ordinary income dividends distributed to you will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies but (ii) gains from the sale or other disposition of your shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes is included in the SAI.

Additional Information about the Fund

The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval.

Other Investment Practices and Risks

The Fund may invest in securities of companies in “emerging market” countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products than more developed countries. The Adviser’s allocation among various foreign countries does not seek to replicate any particular index’s country allocation by global capitalization or regional capitalization.

In addition to the principal investment strategies described above and in the “Principal Investment Strategies” section of this prospectus, the Fund may employ non-principal investment practices that this prospectus does not describe, such as investing in when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund’s investment practices and risks, please read the SAI.

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, geopolitical events, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets on which they trade. The effect on the Fund of a change in the value of a single security will depend on a number of factors, including the number of securities in the portfolio, the security’s relative weightings in the portfolio, and how widely the Fund diversifies its holdings. The Fund is non-diversified, meaning that it may invest a larger percentage of its assets in a smaller number of issuers, as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements for qualification as a RIC under Subchapter M of Code.

Overall stock market risks can affect the value of the Fund. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when they decline generally. The value of the Fund’s investments may increase or decrease more than the stock market in general.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities and depositary receipts, as well as shares of exchange-traded funds (“ETFs”). Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a fund invests will cause the Fund’s NAV to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseeable ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, restrictions on businesses or other activities whose operations are deemed likely to encourage the spread of a virus, including curtailments of operations and reductions in staff and the downstream effects of those restrictions, and the imposition of prolonged quarantines of large populations. The impact of the COVID-19 pandemic or future pandemics could be short term or may last for extended periods of time, and in either case could result in far reaching and unanticipated consequences and cause a substantial economic downturn or recession.

The occurrence of terrorist incidents also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Fund.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

●

Trading Risk – Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. For example, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. In addition, there can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares on the Exchange will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate more significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed in Creation Units at NAV by Authorized Participants, the Adviser does not expect that large discounts or premiums to NAV will persist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices for Fund shares are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ more significantly from NAV. If a shareholder purchases Fund shares at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that a market participant is willing to pay for shares (the “bid” price) and the price at which a market participant is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on a number of factors, including trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results.

●

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may not fulfill their respective roles in executing purchase or redemption orders and making a market in shares of the Fund. This could, in turn, lead to enhanced variances between the market price of the Fund’s shares and the value of its underlying securities.

Foreign Company Risk – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, some countries erect administrative and other barriers that may prevent the Fund from fully reclaiming withheld taxes, and the non-recovered portion will reduce the income received from the securities comprising the Fund’s portfolio. Additionally, periodic U.S. government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”). Unsponsored ADRs are issued by one or more depositaries without a formal agreement with issuer of the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and the market value of the ADRs may not fully reflect all relevant information.

Derivatives Risk – The Fund may invest in derivatives, including options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, as an alternative to selling a security short or for other reasons. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate closely with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser’s use of derivatives will be successful in achieving its intended goals. Additionally, regulations relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security (which could result in a potentially unlimited loss) rather than only the premium payment received. Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are also subject to counterparty risk. It may also not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Short-Term Investing Risk – The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. Significant and/or sustained investments in these instruments would not ordinarily be consistent with the Fund’s principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund’s investment objective will subject it to a significant risk of loss.

When the Fund pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it was pursuing its normal strategy.

Information about Portfolio Holdings

Please consult the SAI for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Investment Management

Investment Adviser

Cambiar Investors, LLC, a Delaware limited liability company located at 200 Columbine Street, Suite 800, Denver, Colorado 80206, serves as the investment adviser to the Fund. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board. As of December 31, 2022, the Adviser had approximately $3.5 billion in assets under management. The Adviser has provided investment management services to corporations, foundations, endowments, pension and profit-sharing plans, trusts, estates and other institutions and individuals since 1973.

Pursuant to an investment advisory agreement with the Trust and subject to the general supervision of the Board, the Adviser provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) under a unitary fee structure. The Fund is responsible for paying: (a) the management fee payable to the Adviser under the investment advisory agreement; (b) interest; (c) taxes; (d) brokerage commissions, and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments; (e) acquired fund fees and expenses; (f) accrued deferred tax liability; (g) extraordinary expenses; and (h) distribution fees and expenses paid by the Fund under any distribution plan adopted by the Board pursuant to Rule 12b-1 under the 1940 Act, if any. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.59% of the average daily net assets of the Fund.

For the fiscal year ended October 31, 2022, the Predecessor Fund paid 0.61% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for Board approval of the Fund’s investment advisory agreement will be available in the Fund’s first Semi-Annual Report to Shareholders, which will cover the period from the Fund’s inception to April 30, 2023.

Portfolio Manager

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has over 34 years of investment experience. He serves as the Lead Manager of the Fund. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold and S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Payments by the Fund or the Adviser to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing services. For more information, please see “Payments by the Fund or the Adviser to Financial Intermediaries” in the SAI.

In addition to these payments made by the Fund or the Adviser, your financial intermediary may charge you account fees, commissions or transaction fees for buying or selling shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee is 0.25% of the average daily net assets of the Fund.

The implementation of any payments under the distribution plan must be approved by the Board prior to implementation.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, are not paid by the Fund, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments from the Adviser for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the market power and flexibility of the intermediary, the amount of Fund assets serviced by the financial intermediary, the time period in which the arrangement was entered into or amended, or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV of the Fund’s shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Additional Information

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at www.cambiar.com/etf/camx/.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against these service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The table that follows presents performance information about the Predecessor Fund. The information is intended to help you understand the financial performance of the Predecessor Fund for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund assuming all dividends and distributions were reinvested.

The information provided below is that of the Investor Class Shares of the Predecessor Fund. The financial highlights for each of the five years in the period ended October 31, 2022 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s audited financial statements, is included in the Predecessor Fund’s Annual Report dated October 31, 2022, which is available upon request by calling the Fund at 1-866-777-8227.

No information is shown for Institutional Class Shares of the Predecessor Fund because they had not commenced operations as of the end of the prior fiscal year.

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
Aggressive Value Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$25.20	$17.11	$18.73	$17.50	$19.67
Income (Loss) from Operations:
Net Investment Income(1)	0.17	0.03	0.15	0.22	0.13
Net Realized and Unrealized Gain (Loss)	(3.67)	8.16	(1.51)	1.15	(2.24)
Total from Operations	(3.50)	8.19	(1.36)	1.37	(2.11)
Dividends and Distributions:
Net Investment Income	(0.08)	(0.10)	(0.26)	(0.14)	(0.06)
Total Dividends and Distributions	(0.08)	(0.10)	(0.26)	(0.14)	(0.06)
Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$21.62	$25.20	$17.11	$18.73	$17.50

Total Return†	(13.93)%	47.96%	(7.44)%	8.04%	(10.76)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$43,457	$53,693	$37,808	$54,735	$80,479
Ratio of Expenses to Average Net Assets	1.05%	1.00%	1.05%	1.16%	1.13%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.34%	1.22%	1.29%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.72%	0.13%	0.86%	1.26%	0.68%
Portfolio Turnover Rate	103%	112%	135%	92%	87%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

THE CAMBIAR ETFS

Investors who would like more information about the Fund should read the Fund’s Annual and Semi-Annual Reports, when available, and the Fund’s Statement of Additional Information (the “SAI”), as it may be amended from time to time. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Fund’s privacy policy and other information about the Fund and can make shareholder inquiries at www.cambiar.com or by writing to or calling:

The Cambiar ETFs c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456 (Toll free) 1-866-777-8227

You can also obtain the SAI or the Annual and Semi-Annual Reports, as available, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act of 1940 file number is 811-06400.

CMB-PS-011-0200